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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------



                                   FORM 8-K/A

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 6, 2000



                          CENTER STAR GOLD MINES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                                     NEVADA

                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

              000-29804                            82-0255758
     (COMMISSION FILE NUMBER)            (IRS EMPLOYER IDENTIFICATION NO.)

                             ----------------------

                              201 EAST MAIN STREET
                               BRADY, TEXAS 78625
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE, INCLUDING ZIP CODE)

                                 (915) 792-8400
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

         Filed as Exhibit 99.1 to this amended current report on Form 8-K is a letter from Schvaneveldt and Company to the Securities and Exchange Commission (the "Commission") regarding a change in accountants of Center Star Gold Mines, Inc., which change in accountants was disclosed previously on our current report on Form 8-K filed with the Commission on March 13, 2000.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

99.1 Letter from Schvaneveldt and Company to the Securities and Exchange Commission regarding a change in accountants



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CENTER STAR GOLD MINES, INC.
                                   (Registrant)





Date:  March 23, 2000              By: /s/ M. Robert Rice
                                        ---------------------------------------
                                        M. Robert Rice, Chief Executive Officer